SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

AMENDMENT NO. 1
TO
FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)                         June 5, 2002

Wells Real Estate Investment Trust, Inc.

(Exact name of registrant as specified in its charter)

Maryland

(State or other jurisdiction of incorporation)

0-25739	58-2328421
(Commission File Number)	(IRS Employer Identification No.)

6200 The Corners Parkway, Suite 250, Atlanta, Georgia 30092

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code     (770) 449-7800

(Former name or former address, if changed since last report)

INFORMATION TO BE INCLUDED IN THE REPORT

Wells Real Estate Investment Trust, Inc. (the “Registrant”) hereby amends its Current Report on Form 8-K dated June 5, 2002 to provide the required financial statements of the Registrant relating to the acquisitions by the Registrant of the MFS Phoenix Building located in Phoenix, Arizona, and the TRW Denver Building located in Aurora, Colorado, as described in such Current Report.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS.

(a)     Financial Statements.    The following financial statements of the Registrant are submitted at the end of this Amendment to Current Report on Form 8-K and are filed herewith and incorporated herein by reference:

Wells Real Estate Investment Trust, Inc.

Unaudited Pro Forma Financial Statements

Summary of Unaudited Pro Forma Financial Statements	F-1

Pro Forma Balance Sheet as of March 31, 2002 (unaudited)	F-2

Pro Forma Statement of Income for the year ended December 31, 2001 (unaudited)	F-4

Pro Forma Statement of Income for the three months ended March 31, 2002 (unaudited)	F-5

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Amendment No. 1 to Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                 WELLS REAL ESTATE INVESTMENT
                  TRUST, INC. (Registrant)

By:	/s/ LEO F. WELLS, III
Leo F. Wells, III President

Date:    July 22, 2002

3

WELLS REAL ESTATE INVESTMENT TRUST, INC.

SUMMARY OF UNAUDITED PRO FORMA FINANCIAL STATEMENTS

This pro forma information should be read in conjunction with the financial statements and notes of Wells Real Estate Investment Trust, Inc. included in its annual report on Form 10-K for the year ended December 31, 2001 and quarterly report on form 10-Q for period ended March 31, 2002. In addition, this pro forma information should be read in conjunction with the financial statements and notes of certain acquired properties included in this document.

The following unaudited pro forma balance sheet as of March 31, 2002 has been prepared to give effect to the second quarter 2002 acquisitions of the Novartis Atlanta Building, the Dana Corporation Buildings, the Travelers Express Denver Buildings, the Agilent Atlanta Building, the BellSouth Ft. Lauderdale Building, the Experian/TRW Buildings, the Agilent Boston Building, the TRW Denver Building and the MFS Phoenix Building (collectively, the “Recent Acquisitions”) by Wells OP as if the acquisitions occurred on March 31, 2002.

The following unaudited pro forma statement of income for the three months ended March 31, 2002 has been prepared to give effect to the first quarter 2002 acquisitions of the Arthur Andersen Building, the Transocean Houston Building (collectively, the “2002 Acquisitions”) and the Recent Acquisitions as if the acquisitions occurred on January 1, 2001.

The following unaudited pro forma statement of income for the year ended December 31, 2001 has been prepared to give effect to the 2001 acquisitions of the Comdata Building, the AmeriCredit Building, the State Street Bank Building, the IKON Buildings, the Ingram Micro Building, the Lucent Building, the ADIC Buildings, the Convergys Building, the Windy Point Buildings (collectively, the “2001 Acquisitions”), the 2002 Acquisitions and the Recent Acquisitions as if the acquisitions occurred on January 1, 2001. The Nissan Property and the Travelers Express Denver Buildings had no operations during 2001.

Wells OP is a Delaware limited partnership that was organized to own and operate properties on behalf of the Wells Real Estate Investment Trust, Inc., a Maryland corporation. As the sole general partner of Wells OP, Wells Real Estate Investment Trust, Inc. possesses full legal control and authority over the operations of Wells OP. Accordingly, the accounts of Wells OP are consolidated with the accompanying pro forma financials statements of Wells Real Estate Investment Trust, Inc.

These unaudited pro forma financial statements are prepared for informational purposes only and are not necessarily indicative of future results or of actual results that would have been achieved had the acquisitions of the 2001 Acquisitions, 2002 Acquisitions and the Recent Acquisitions been consummated as of January 1, 2001.

WELLS REAL ESTATE INVESTMENT TRUST, INC.

PRO FORMA BALANCE SHEET

March 31, 2002
(Unaudited)

ASSETS

		Pro Forma Adjustments
	Wells Real Estate Investment Trust, Inc. (f)	Recent Acquisitions
		Other		TRW Denver		MFS Phoenix		Pro Forma Total
REAL ESTATE ASSETS, at cost:
Land	$94,273,542	$16,758,000	(a)	$1,325,000	(a)	$2,500,000	(a)	$115,708,783
		267,851	(b)	71,599	(c)	101,744	(c)
		411,047	(c)
Buildings, less accumulated depreciation of $24,814,454	563,639,005	141,206,168	(a)	14,570,469	(a)	23,381,252	(a)	750,253,689
		2,483,162	(b)	787,344	(c)	951,562	(c)
		3,234,727	(c)
Construction in progress	8,827,823	3,407,496	(a)	0		0		12,235,319

Total real estate assets	666,740,370	167,768,451		16,754,412		26,934,558		878,197,791

CASH AND CASH EQUIVALENTS	187,022,573	(157,964,168	)(a)	(21,105,469	)(a)	(25,881,251	)(a)	327,042,712
		357,482,930	(d)
		(12,511,903	)(e)
INVESTMENT IN JOINT VENTURES	76,811,543	0		0		0		76,811,543
INVESTMENT IN BONDS	22,000,000	0		0		0		22,000,000
ACCOUNTS RECEIVABLE	7,697,487	0		0		0		7,697,487
DEFERRED LEASE ACQUISITION COSTS	1,868,674	0		0		0		1,868,674
DEFERRED PROJECT COSTS	7,739,896	(2,751,013	)(b)	(858,943	)(c)	(1,053,307	)(c)	11,942,762
		(3,645,774	)(c)
		12,511,903	(e)
DEFERRED OFFERING COSTS	244,761	0		0		0		244,761
DUE FROM AFFILIATES	1,820,241	0		0		0		1,820,241
NOTE RECEIVABLE	0	0		5,210,000	(a)	0		5,210,000
PREPAID EXPENSES AND OTHER ASSETS	1,584,942	0		0		0		1,584,942

Total assets	$973,530,487	$360,890,426		$0		$0		$1,334,420,913

LIABILITIES AND SHAREHOLDERS’ EQUITY

		Pro Forma Adjustments
		Recent Acquisitions
	Wells Real Estate Investment Trust, Inc. (f)	Other		TRW Denver	MFS Phoenix	Pro Forma Total
LIABILITIES:
Accounts payable and accrued expenses	$8,570,735	$3,407,496	(a)	$0	$0	$11,978,231
Notes payable	11,071,586	0		0	0	11,071,586
Obligations under capital lease	22,000,000	0		0	0	22,000,000
Purchase consideration payable	0	0		0	0	0
Dividends payable	3,657,498	0		0	0	3,657,498
Due to affiliate	990,923	0		0	0	990,923
Deferred rental income	1,567,241	0		0	0	1,567,241
Total liabilities	47,857,983	3,407,496		0	0	51,265,479
COMMITMENTS AND CONTINGENCIES
MINORITY INTEREST OF UNIT HOLDER IN OPERATING PARTNERSHIP	200,000	0		0	0	200,000
SHAREHOLDERS’ EQUITY:
Common shares, $.01 par value; 125,000,000 shares authorized, 109,331,764 shares issued and 108,472,526 outstanding at March 31, 2002	1,093,317	231,839	(d)	0	0	1,325,156
Additional paid–in capital	966,577,500	357,251,091	(d)	0	0	1,323,828,591
Cumulative distributions in excess of earnings	(33,555,824)	0		0	0	(33,555,824)
Treasury stock, at cost, 555,040 shares	(8,592,377)	0		0	0	(8,592,377)
Other Comprehensive Loss	(50,112)	0		0	0	(50,112)
Total shareholders’ equity	925,472,504	357,482,930		0	0	1,282,955,434
Total liabilities and shareholders’ equity	$973,530,487	$360,890,426		$0	$0	$1,334,420,913

(a)	Reflects Wells Real Estate Investment Trust, Inc.’s purchase price for the land, building and liabilities assumed.

(b)	Reflects deferred project costs applied to the land and building at approximately 4.02% of the purchase price.

(c)	Reflects deferred project costs applied to the land and building at approximately 4.07% of the purchase price.

(d)	Reflects capital raised through issuance of additional shares subsequent to March 31, 2002 through MFS Phoenix acquisition date.

(e)	Reflects deferred project costs capitalized as a result of additional capital raised described in note (d) above.

(f)	Historical financial information derived from quarterly report on Form 10-Q

The accompanying notes are an integral part of this statement.

WELLS REAL ESTATE INVESTMENT TRUST, INC.

PRO FORMA STATEMENT OF INCOME
FOR THE YEAR ENDED DECEMBER 31, 2001
(Unaudited)

		Pro Forma Adjustments
						Recent Acquisitions
	Wells Real Estate Investment Trust, Inc. (f)	2001 Acquisitions		2002 Acquisitions		Other		TRW Denver		MFS Phoenix		Pro Forma Total
REVENUES:
Rental income	$44,204,279	$11,349,076	(a)	$3,652,361	(a)	$7,116,777	(a)	$1,672,067	(a)	$2,405,226	(a)	$70,399,786
Equity in income of joint ventures	3,720,959	1,111,850	(b)	0		0		0		0		4,832,809
Interest income	1,246,064	0		0		0		0		0		1,246,064
Take out fee	137,500	0		0		0		0		0		137,500

	49,308,802	12,460,926		3,652,361		7,116,777		1,672,067		2,405,226		76,616,159

EXPENSES:
Depreciation and amortization	15,344,801	5,772,761	(c)	1,692,452	(c)	2,644,093	(c)	614,282	(c)	405,547	(c)	26,473,936
Interest	3,411,210	0		0		0		0		0		3,411,210
Operating costs, net of reimbursements	4,128,883	2,854,275	(d)	1,293,540	(d)	211,729	(d)	0		0		8,488,427
Management and leasing fees	2,507,188	510,708	(e)	164,357	(e)	320,255	(e)	75,243	(e)	108,235	(e)	3,685,986
General and administrative	973,785	0		0		0		0		0		973,785
Amortization of deferred financing costs	770,192	0		0		0		0		0		770,192
Legal and accounting	448,776	0		0		0		0		0		448,776

	27,584,835	9,137,744		3,150,349		3,176,077		689,525		513,782		44,252,312

NET INCOME	$21,723,967	$3,323,182		$502,012		$3,940,700		$982,542		$1,891,444		$32,363,847

EARNINGS PER SHARE, basic and diluted	$0.43											$0.24

WEIGHTED AVERAGE SHARES, basic and diluted	50,520,853											132,515,600

(a)	Rental income is recognized on a straight–line basis.

(b)
Reflects Wells Real Estate Investment Trust, Inc.’s equity in income of Wells XII-REIT Joint Venture related to the acquisition of the Comdata Building and equity in income of Wells XIII-REIT Joint Venture related to the acquisition of the AmeriCredit Building and the ADIC Building.

(c)	Depreciation expense on the buildings is recognized using the straight–line method and a 25-year life.

(d)	Consists of nonreimbursable operating expenses.

(e)	Management and leasing fees are calculated at 4.5% of rental income.

(f)	Historical financial information derived from annual report on Form 10-K.

The accompanying notes are an integral part of this statement.

WELLS REAL ESTATE INVESTMENT TRUST, INC.

PRO FORMA STATEMENT OF INCOME
FOR THE THREE MONTHS ENDED MARCH 31, 2002
(Unaudited)

		Pro Forma Adjustments
				Recent Acquisitions
	Wells Real Estate Investment Trust, Inc. (e)	2002 Acquisitions		Other		TRW Denver		MFS Phoenix		Pro Forma Total
REVENUES:
Rental income	$16,738,163	$748,670	(a)	$4,033,880	(a)	$418,017	(a)	$601,307	(a)	$22,540,037
Equity in income of joint ventures	1,206,823	0		0		0		0		1,206,823
Interest income	1,113,715	0		0		0		0		1,113,715
Take out fee	134,102	0		0		0		0		134,102

	19,192,803	748,670		4,033,880		418,017		601,307		24,994,677

EXPENSES:
Depreciation and amortization	5,744,452	201,406	(b)	1,454,053	(b)	153,570	(b)	243,328	(b)	7,796,809
Interest	440,001	0		0		0		0		440,001
Operating costs, net of reimbursements	624,698	237,375	(c)	156,278	(c)	0		0		1,018,351
Management and leasing fees	899,495	33,690	(d)	181,545	(d)	18,811	(d)	27,059	(d)	1,160,600
General and administrative	529,031	0		0		0		0		529,031
Amortization of deferred financing costs	175,462	0		0		0		0		175,462

	8,413,139	472,471		1,791,876		172,381		270,387		11,120,254

NET INCOME	$10,779,664	$276,199		$2,242,004		$245,636		$330,920		$13,874,423

EARNINGS PER SHARE, basic and diluted	$0.11									$0.10

WEIGHTED AVERAGE SHARES, basic and diluted	97,996,945									132,515,600

(a)	Rental income is recognized on a straight–line basis.

(b)	Depreciation expense on the buildings is recognized using the straight–line method and a 25-year life.

(c)	Consists of nonreimbursable operating expenses.

(d)	Management and leasing fees are calculated at 4.5% of rental income.

(e)	Historical financial information derived from quarterly report on Form 10-Q

The accompanying notes are an integral part of this statement.